ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP, AS SERVICER

MONTHLY SERVICER CERTIFICATE

THE PAYMENT DATE OF AUGUST 15, 2002 INCORPORATES THE OPTIONAL "CLEAN-UP CALL" REDEMPTION OF SERIES 1998-1 NOTES (PER SECTION 501 OF THE SERIES 1998-1 SUPPLEMENT)

COLLECTION PERIOD:        July 01, 2002 -July 31, 2002
                          ----------------------------

SETTLEMENT DATE:                   15-Aug-02
                          -----------------------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND

     ADVANTA LEASING RECEIVABLES CORP. V

     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,

     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB") .........................................$ 15,562,275.23
                                                                                                                 ---------------
     (b.)      Contract Principal Balance of all Collections allocable to Contracts ............$ 1,891,777.54
                                                                                                --------------
     (c.)      Contract Principal Balance of Charged-Off Contracts .............................$    84,661.05
                                                                                                --------------
     (d.)      Total decline in Principal Balance ...............................................................$  1,976,438.59
                                                                                                                 ---------------


     (e.)      Ending Aggregate Contract Principal Balance of all Contracts as
               of this Settlement Date ..........................................................................$ 13,585,836.64
                                                                                                                 ---------------

               BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
               PAYMENT DATE

     (f.)      Class A Principal Balance as of this Settlement Date .............................................$          0.00
                                                                                                                 ---------------
               (Class A Note Factor) ...............................................0.0000000
                                                                                    ---------
     (g1.)     Class A-1 Principal Balance (Note Factor) ...........................0.0000000                -
                                                                                    ---------   --------------
     (g2.)     Class A-2 Principal Balance  (Note Factor) ..........................0.0000000   $            -
                                                                                    ---------   --------------
     (g3.)     Class A-3 Principal Balance  (Note Factor) ..........................0.0000000   $            -
                                                                                    ---------   --------------
     (g4.)     Class A-4 Principal Balance  (Note Factor) ..........................0.0000000   $         0.00
                                                                                    ---------   --------------

     (h.)      Class B Principal Balance as of this Settlement Date .............................................$             -
                                                                                                                 ---------------
               (Class B Note Factor) ...............................................0.0000000
                                                                                    ---------
     (i.)      Class C Principal Balance as of this Settlement Date .............................................$             -
                                                                                                                 ---------------
               (Class C Note Factor) ...............................................0.0000000
                                                                                    ---------
     (l.)      Class D Principal Balance as of this Settlement Date .............................................$             -
                                                                                                                 ---------------
               (Class D Note Factor) ...............................................0.0000000
                                                                                    ---------

II.  COMPLIANCE RATIOS

     (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts
               as of the related Calculation Date ...............................................................$ 14,273,963.99
                                                                                                                 ---------------
     (b1.)     % of CBR 31 days or more delinquent as of the related Calculation
               Date .............................................................................................           7.41%
                                                                                                                 ---------------
     (b2.)     Preceding Month %:                                                     Jun-02 ....................           8.44%
                                                                                     ---------                   ---------------
     (b3.)     2nd Preceding Month %:                                                 May-02 ....................           7.42%
                                                                                     ---------                   ---------------
     (b4.)     Three month rolling average % of CBR 31 days or more delinquent ..................................           7.76%
                                                                                                                 ---------------


     (c.)      Does the three month rolling average % of CBR which are 31 days
               or more delinquent exceed 105% ?  Y or N .........................................................             NO
                                                                                                                 ---------------


               (Amortization Period Only)
     (d)       Cumulative Net Loss Percentage as of the related Collection Period ...............................           3.10%
                                                                                                                 ---------------


               Does the Cumulative Net Loss Percentage exceed

     (d1.)     40 % from the Beginning Period to and including 12th Collection
               Period?   Y or N .................................................................................            N/A
                                                                                                                 ---------------
     (d2.)     55 % from 13th Collection Period to and including 24th
               Collection Period?  Y or N .......................................................................            N/A
                                                                                                                 ---------------
     (d3.)     70 % from 25th Collection Period and thereafter?  Y or N .........................................             NO
                                                                                                                 ---------------
               (If Yes to e1 or e2 or e3, then a Residual Event occurs)

     (e1.)     Residual Realization for the related Collection Period
               > 100% (YES/NO) ..................................................................................            YES
                                                                                                                 ---------------
     (e2.)     Preceding Month:                                                      Jun-02 >100%(YES/NO) .......            YES
                                                                                     ------                      ---------------
     (e3.)     2nd Preceding Month:                                                  May-02 >100%(YES/NO) .......            YES
                                                                                     ------                      ---------------
     (e4.)     Three month rolling average Residual Realization Ratio
               > 100% (YES/NO) ..................................................................................            YES
                                                                                                                 ---------------
               (If less than 100%, then a Residual Event Occurs)


III. FLOW OF FUNDS

               The amount of available funds on deposit in the Series 1998-1
               Facility Account .................................................................................$  2,590,172.25
                                                                                                                 ---------------
               The amount of available funds on deposit in the Series 1998-1
               Facility Account for Optional "Clean-up Call" Redemption .........................................$ 13,047,353.08
                                                                                                                 ---------------
               Available Funds in Series 1998-1 Facility Account ................................................$ 15,637,525.33
                                                                                                                 ---------------


           (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)      To the Servicer, Unrecoverable Servicer Advances .................................................      32,195.84
                                                                                                                 ---------------
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
     (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and
               Ancillary Servicing Income, if any ...............................................................
                                                                                                                 ---------------

               To Series 1998-1 Noteholders:

     (c.)      To Class A, the total Class A Note Interest and Class A
               Overdue Interest for the related period ..........................................................$     30,085.70
                                                                                                                 ---------------
                                  Interest on Class A-1 Notes ..................................$            -
                                                                                                --------------
                                  Interest on Class A-2 Notes ..................................$            -
                                                                                                --------------
                                  Interest on Class A-3 Notes ..................................$            -
                                                                                                --------------
                                  Interest on Class A-4 Notes ..................................$    30,085.70
                                                                                                --------------
     (d.)      Interest on Class B Notes for the related period .................................................$             -
                                                                                                                 ---------------
     (e.)      Interest on Class C Notes for the related period .................................................$             -
                                                                                                                 ---------------

     (f.)      To Series 1998-1 Noteholders:

               To Class A, the total Principal Payment and Class A Overdue
               Principal, if any ................................................................................   6,037,264.59
                                                                                                                 ---------------
                                  Principal Payment to Class A-1 Noteholders ...................          N/A
                                                                                                --------------
                                  Principal Payment to Class A-2 Noteholders ...................
                                                                                                --------------
                                  Principal Payment to Class A-3 Noteholders ...................$            -
                                                                                                --------------
                                  Principal Payment to Class A-4 Noteholders ...................$ 6,037,264.59
                                                                                                --------------

               To Class B for Principal Payment and Overdue Principal, if any ...................................              -
                                                                                                                 ---------------
               To Class C for Principal Payment and Overdue Principal, if any ...................................              -
                                                                                                                 ---------------

     (g) Overdue Principal (included in the Principal Payments per above, if any):

               To Class A, total for Overdue Principal .........................................           N/A
                                                                                                --------------
                                  Overdue Principal to Class A-1                     N/A
                                                                                    ----
                                  Overdue Principal to Class A-2                     N/A
                                                                                    ----
                                  Overdue Principal to Class A-3                     N/A
                                                                                    ----
                                  Overdue Principal to Class A-4                     N/A
                                                                                    ----
               To Class B for Overdue Principal ................................................           N/A
                                                                                                --------------
               To Class C for Overdue Principal ................................................           N/A
                                                                                                --------------

     (h1.)     Until the Reserve Account Funding Date:

               To the Reserve Account, the amount equal to the Servicing Fee
               otherwise payable to ABS .........................................................................            N/A
                                                                                                                 ---------------

     (h2.)     After the Reserve Account Funding Date:

               To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
               Income, if any ...................................................................................      12,968.56
                                                                                                                 ---------------

     (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
               for such Payment Date ............................................................................            N/A
                                                                                                                 ---------------

     (j.)      Upon the occurrence of a Residual Event                          the lesser of:

     (j1.)     (A) the Available Funds remaining on deposit in the Facility
               Account and .....................................................................           N/A
                                                                                                --------------
     (j2.)     (B) the aggregate amount of Residual Receipts included in
               Available Funds .................................................................           N/A
                                                                                                --------------
     (j3.)     To be deposited to the Residual Account ..........................................................            N/A
                                                                                                                 ---------------

     (k.)      To Class D Noteholders for Principal Payment .....................................................   9,525,010.64
                                                                                                                 ---------------
     (l.)      To Class D Noteholders for Overdue Principal, if any .............................................            N/A
                                                                                                                 ---------------

           (3) To ABS, the Servicing Fee previously due, but deposited to the
               Reserve Account ..................................................................................$             -
                                                                                                                 ---------------

           (4) To the Trustee to Fund the Servicer Conversion Expense Account ...................................
                                                                                                                 ---------------

           (5) To the Series Obligors, as holders of the Residual Interest,
               any Available Funds remaining on deposit in the Facility Account .................................           0.00
                                                                                                                 ---------------

IV.  SERVICER ADVANCES

     (a.)      Aggregate amount of Servicer Advances at the beginning of the
               related Collection Period ........................................................................     569,131.86
                                                                                                                 ---------------
     (b.)      Servicer Advances reimbursed during the related Collection Period ................................      19,913.30
                                                                                                                 ---------------
     (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the
               Settlement Date ..................................................................................      32,195.84
                                                                                                                 ---------------
     (d.)      Servicer Advances made during the related Collection Period ......................................              -
                                                                                                                 ---------------
     (e.)      Aggregate amount of Servicer Advances at the end of the Collection
               Period ...........................................................................................$    517,022.72
                                                                                                                 ---------------


V.   RESERVE ACCOUNT

     (a.)      Amount on deposit at the beginning of the related Collection Period ..............................$  3,600,000.00
                                                                                                                 ---------------
     (b.)      Amounts used to cover shortfalls, if any,  for the related
               Collection Period ................................................................................$             -
                                                                                                                 ---------------
     (c.)      Amounts transferred from the Facility Account, if applicable .....................................$             -
                                                                                                                 ---------------
     (d.)      Interest earned on Reserve Balance ...............................................................$      4,751.57
                                                                                                                 ---------------

     (e.)      Reserve Account Ending Balance before calculating Required
               Reserve Amount ...................................................................................$  3,604,751.57
                                                                                                                 ---------------

                                                                                                                 ---------------
     (f.)      Required Reserve Amount needed as of the related Collection
               Period prior to excercising Optional Clean-Up Call" redemption ...................................$  3,600,000.00
                                                                                                                 ---------------

     (g1.)     If (f) is greater than (e), then amount of shortfall .............................................           0.00
                                                                                                                 ---------------
     (g2.)     If (e) is greater than (f), then excess amount to be transferred
               to the Series Obligors ...........................................................................       4,751.57
                                                                                                                 ---------------
     (g3.)     Upon receipt of amounts owed pursuant to Section 501 of the supplement, amount paid to Series Obligors .......................................................$  3,600,000.00
                                                                                                                 ---------------
     (h.)      Amounts on deposit as of this Settlement Date (e minus g2) .......................................           0.00
                                                                                                                 ---------------



VI.  RESIDUAL ACCOUNT

     (a.)      Amount on deposit at the beginning of the related Collection Period ..............................           0.00
                                                                                                                 ---------------

     (b.)      Amounts transferred from the Facility Account ....................................................           0.00
                                                                                                                 ---------------
     (c.)      Amounts used to cover shortfalls for the related Collection Period ...............................           0.00
                                                                                                                 ---------------
     (d.)      Amount on deposit as of this Settlement Date .....................................................           0.00
                                                                                                                 ---------------


VII. ADDITIONAL PROPERTY FUNDING ACCOUNT

     (a.)      Amount on deposit at the beginning of the related Collection Period ..............................           0.00
                                                                                                                 ---------------
     (b.)      Amounts transferred from the Facility Account ....................................................           0.00
                                                                                                                 ---------------
     (c.)      Amounts transferred to the Series Obligors .......................................................           0.00
                                                                                                                 ---------------
     (d.)      Amount on deposit as of this Settlement Date .....................................................           0.00
                                                                                                                 ---------------


VIII. ADVANCE PAYMENTS

     (a.)      Beginning aggregate Advance Payments .............................................................$    346,135.35
                                                                                                                 ---------------
     (b.)      Amount of Advance Payments collected during the related
               Collection Period ................................................................................$    282,944.45
                                                                                                                 ---------------
     (c.)      Investment earnings for the related Collection Period ............................................$        264.28
                                                                                                                 ---------------
     (d.)      Amount of Advance Payments withdrawn for deposit into Facility
               Account ..........................................................................................$    304,514.07
                                                                                                                 ---------------
     (e.)      Upon receipt of amounts owed pursuant to Section 501 of the
               supplement, amount paid to Series Obligors .......................................................$    324,830.01
                                                                                                                 ---------------
     (f.)      Ending aggregate Advance Payments ................................................................           0.00
                                                                                                                 ---------------


     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:       /s/ Mark Shapiro

     TITLE:    Assistant Treasurer

     DATE:     12-Aug-02
               ---------

ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER

MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:        July 1, 2002 - July 31, 2002
                          ----------------------------

SETTLEMENT DATE:                   15-Aug-02
                          ----------------------------

A.       SERIES INFORMATION
         ADVANTA LEASING RECEIVABLES CORP. IV AND
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1
         SERVICER CONVERSION EXPENSE RESERVE ACCOUNT

         (a.)     Amount on deposit at the beginning of the related Collection Period ..................$ 100,000.00
                                                                                                        ------------

         (b.)     Amounts deposited on the applicable Payment Date .....................................
                                                                                                        ------------

         (c.)     Amount of interest earnings deposited into specified reserve account (before
                  any withdrawals per below) ...........................................................$     132.00
                                                                                                        ------------

         (d.)     Amounts on deposit at the end of the related Collection Period (before any withdrawals per below) ...............................................................$ 100,132.00
                                                                                                        ------------
         (d.)     Balance remaining to be deposited per the Agreement ..................................           -
                                                                                                        ------------

         (e.)     Amounts withdrawn by Bank for 'Transition Amount' ....................................        0.00
                                                                                                        ------------

         (f.)     Amounts on deposit at the end of the related Collection Period after withdrawal for Transition Amount, if any .............................................$ 100,132.00
                                                                                                        ------------

         (g.)     Amounts withdrawn by Bank for 'Increased Servicer Fee' ...............................        0.00
                                                                                                        ------------

         (h.)     Amount of excess to be withdrawn to pay the Advanta Business Services Corp ...........$ 100,132.00
                                                                                                        ------------

         (I.)     Amounts on deposit at the end of the related Collection Period after
                  withdrawal for Increased Servicer Fee, if any ........................................        0.00
                                                                                                        ------------

         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:                /s/ Mark Shapiro

         TITLE:             Assistant Treasurer

         DATE:              12-Aug-02
                            ---------